Exhibit 10.7

AMENDED AND RESTATED VOTING RIGHTS PROXY AGREEMENT

This Amended and Restated Voting Rights Proxy Agreement (the “Agreement”) is entered into in Shanghai, People’s Republic of China (“PRC” or “China”) as of January 8, 2014 by and among Shanghai Juxiang Investment Management Consulting Co., Ltd. (“Party A”) and the undersigned shareholders, i.e. Mr. Hu Tianxiang, Mr. Li Keliang, Mr. Yao Weishi, Mrs. Zhang Yichi and Mrs. Shen Yacheng (the “Shareholders” or “Party B”) of Shanghai Jupai Investment Consulting Co., Ltd. (“Domestic Enterprise”).  Party A and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Domestic Enterprise is made a party to this Agreement for the purpose of acknowledging the Agreement.

RECITALS

1.             Party A, a company incorporated in the PRC as a foreign investment enterprise, specializes in investment consulting, consultation service for enterprise management, business information consulting, marketing planning consulting, corporate image planning consultation, exhibition service (excluding holding or undertaking exhibitions), etiquette service. (the items restricted by administrative rules may be operated after obtaining the permission). The Domestic Enterprise is engaged in investment management, asset management, investment consulting, consultation service for enterprise management, business consulting (the aforementioned consulting services do not include brokerage service), convention and exhibition services, etiquette service, marketing planning, corporate image planning, market information consultation and investigation (it is not permitted to engage in social investigation, social research, public opinion poll). (the items restricted by administrative rules may be operated after obtaining the permission) (collectively the “Business”). Party A and the Domestic Enterprise have entered into a certain Amended and Restated Consulting Services Agreement dated January 8, 2014 (the “Consulting Services Agreement”) in connection with the Business.

2.             The Shareholders are shareholders of Domestic Enterprise, each legally holding such proportion of equity interest of Domestic Enterprise as set forth on the signature page of this Agreement and collectively holding 100% of the equity interests of Domestic Enterprise (collectively the “Equity Interest”).

3.             In connection with the Consulting Services Agreement, the Parties have entered into a certain Amended and Restated Operating Agreement dated January 8, 2014, pursuant to which the Shareholders now desire to grant to Party A a proxy to vote the Equity Interest held by them for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder. Party A acknowledges and accepts such proxy right.

NOW THEREFORE, the Parties agree as follows:

1.             The Shareholders hereby agree to irrevocably grant and entrust Party A and the person designated by Party A and execute power of attorney in a form in Schedule One, for the maximum period of time permitted by law, with all of following rights and powers:

(1)   As the agent of the Shareholders, propose for or present the shareholder meeting of

Domestic Enterprise in accordance with the valid Articles of Association of Domestic Enterprise thereof;

(2)   Represent the Shareholders to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

(3)   Other voting rights which shall be entitled to the Shareholder under PRC Laws and Regulations (including any amendment, modification, supplemental or revised version of PRC Laws and Regulations, and no matter whether such laws or regulations become effective before or after the execution of this Agreement);

(4)   Other voting rights for the Shareholder under the valid Articles of Association of Domestic Enterprise thereof (including any other shareholders’ voting right under the Articles of Association of Domestic Enterprise as it may be amended from time to time); and

(5)   Represent each of Shareholders to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that each of Shareholders transfer its equity interest according to Call Option Agreement.

2.             Party A may establish and amend rules to govern how Party A shall exercise the powers and rights enjoyed by the Shareholders herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholders, and Party A shall only proceed in accordance with such rules.

3.             The Shareholders shall not transfer or cause to be transferred the Equity Interest to any party (other than Party A or such designee of Party A).  Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if one or more of other Shareholders no longer hold any part of the Equity Interest of Domestic Enterprise.

4.             This Proxy Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives.  This Agreement shall take effect upon the execution of this Agreement.

5.             Each Shareholder represents and warrants to Party A that such Shareholder owns such amount of the Equity Interest as set forth next to its name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Domestic Enterprise.  Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

6.             Provided that any proxy granted under this Agreement fails to be exercised due to any reason other than the default within the term of this Agreement, the Parties shall immediately find an alternative with the most similar effect and, if necessary, execute supplement agreement or amend provisions of this Agreement to ensure the purpose of this Agreement.

7.            The Parties agree and confirm that, if either Party (“Defaulting Party”) is in substantial breach of any provisions herein or fails to perform its substantial obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party (“Non-defaulting Party) to request the defaulting Party to rectify or remedy such default with a reasonable period of time.  If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to the following remedial actions:

(1)  if Defaulting Party is the Shareholders, Party A may terminate this Agreement and request the Defaulting Party to fully compensate its losses and damages;

(2)  if Defaulting Party is Party A, the Non-defaulting Party may request fully compensate all its losses and damages.

8.             This Agreement may not be terminated without the unanimous consent of all Parties, except that Party A may, by giving a thirty (30) day prior written notice to the Shareholders, terminate this Agreement, with or without cause. Each of Party A and Party B shall complete approval or registration procedures for the extension of its business term three months prior to the expiration of its business term for the purpose of the maintenance of the effectiveness of this Agreement.

9.             Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

10.          The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

11.          This Agreement shall be executed in five (5) duplicate originals in both English and Chinese, and each Party shall receive one (1) duplicate original, each of which shall be equally valid. In case of any discrepancies among the different languages, the Chinese version shall prevail.

12.          The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations.  If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through China International Economic and Trade Arbitration Commission

(“CIETAC”) in accordance with CIETAC arbitration rules and the arbitration proceedings shall be conducted in Beijing, China in Chinese.  The determination of CIETAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

PARTY A:	Shanghai Juxiang Investment Management Consulting Co., Ltd.
	Legal/Authorized Representative:	/s/ Hu Tianxiang
/seal/ Shanghai Juxiang Investment Management Consulting Co., Ltd.
Name: Hu Tianxiang

Title: Chairman

SIGNATURE PAGE FOR SHAREHOLDERS

Shareholders of the Shanghai Jupai Investment Consulting Co., Ltd.

/s/ Hu Tianxiang
Hu Tianxiang
ID Card No.:
owns 67.67% equity interest of Shanghai Jupai Investment Consulting Co., Ltd.

/s/ Yao Weishi
Yao Weishi
ID Card No.:
owns 10% equity interest of Shanghai Jupai Investment Consulting Co., Ltd.

SIGNATURE PAGE FOR SHAREHOLDERS

Shareholders of Shanghai Jupai Investment Consulting Co., Ltd.

/s/ Li Keliang
Li Keliang
ID Card No.:
owns 8.33% equity interest of Shanghai Jupai Investment Consulting Co., Ltd.

/s/ Zhang Yichi
Zhang Yichi
ID Card No.:
owns 6% equity interest of Shanghai Jupai Investment Consulting Co., Ltd.

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

Shareholders of the Shanghai Jupai Investment Consulting Co., Ltd.

/s/ Shen Yacheng
Shen Yacheng
ID Card No.:
owns 8% equity interest of Shanghai Jupai Investment Consulting Co., Ltd.

ACKNOWLEDGED BY:

DOMESTIC ENTERPRISE:

Shanghai Jupai Investment Consulting Co., Ltd.

Legal/Authorized Representative:	/s/ Hu Tianxiang
/seal/ Shanghai Jupai Investment Consulting Co., Ltd.
Name: Hu Tianxiang

Title: Chairman

Schedule One

Power of Attorney

        This power of attorney (this “Power of Attorney”) is executed on                 , by                       , resident at                       with ID number of                  and deliver to                 attorney in fact (“Attorney”), resident at

        I,                 , hereby authorizes Attorney to act, on my behalf, to exercise the following rights and powers enjoyed by me as the shareholder of Shanghai Jupai Investment Consulting Co., Ltd. (the “Company”) :

1.      To act as my agent, propose for or present the shareholder meeting of the Company in accordance with the valid Articles of Association of the Company.

2.      To represent me to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

3.      To represent me to exercise the voting rights for the shareholder under the valid Articles of Association thereof (including any other shareholders’ voting right under the Articles of Association as it may be amended from time to time);

4.      To represent me to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that my equity interest is transferred according to Call Option Agreement.

I hereby irrevocably confirms that unless an instruction is given by Shanghai Juxiang Investment Management Consulting Co., Ltd. (“WFOE”) to me to change the Attorney, this Power of Attorney shall be valid until Amended and Restated Voting Rights Proxy Agreement among WFOE, the Company and its shareholders is expired or terminated.

Hereby authorized

Name:

By:	/s/ Li Keliang
Execution Date: 2014

Power of Attorney

        This power of attorney (this “Power of Attorney”) is executed on                 , by                       , resident at                       with ID number of                  and deliver to                 attorney in fact (“Attorney”), resident at

        I,                 , hereby authorizes Attorney to act, on my behalf, to exercise the following rights and powers enjoyed by me as the shareholder of Shanghai Jupai Investment Consulting Co., Ltd. (the “Company”) :

1.      To act as my agent, propose for or present the shareholder meeting of the Company in accordance with the valid Articles of Association of the Company.

2.      To represent me to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

3.      To represent me to exercise the voting rights for the shareholder under the valid Articles of Association thereof (including any other shareholders’ voting right under the Articles of Association as it may be amended from time to time);

4.      To represent me to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that my equity interest is transferred according to Call Option Agreement.

I hereby irrevocably confirms that unless an instruction is given by Shanghai Juxiang Investment Management Consulting Co., Ltd. (“WFOE”) to me to change the Attorney, this Power of Attorney shall be valid until Amended and Restated Voting Rights Proxy Agreement among WFOE, the Company and its shareholders is expired or terminated.

Hereby authorized

Name:

By:	/s/ Hu Tianxiang
Execution Date: 2014

Power of Attorney

        This power of attorney (this “Power of Attorney”) is executed on                 , by                       , resident at                       with ID number of                  and deliver to                 attorney in fact (“Attorney”), resident at

        I,                 , hereby authorizes Attorney to act, on my behalf, to exercise the following rights and powers enjoyed by me as the shareholder of Shanghai Jupai Investment Consulting Co., Ltd. (the “Company”) :

1.      To act as my agent, propose for or present the shareholder meeting of the Company in accordance with the valid Articles of Association of the Company.

2.      To represent me to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

3.      To represent me to exercise the voting rights for the shareholder under the valid Articles of Association thereof (including any other shareholders’ voting right under the Articles of Association as it may be amended from time to time);

4.      To represent me to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that my equity interest is transferred according to Call Option Agreement.

I hereby irrevocably confirms that unless an instruction is given by Shanghai Juxiang Investment Management Consulting Co., Ltd. (“WFOE”) to me to change the Attorney, this Power of Attorney shall be valid until Amended and Restated Voting Rights Proxy Agreement among WFOE, the Company and its shareholders is expired or terminated.

Hereby authorized

Name:

By:	/s/ Yao Weishi
Execution Date: 2014

Power of Attorney

        This power of attorney (this “Power of Attorney”) is executed on                 , by                       , resident at                       with ID number of                  and deliver to                 attorney in fact (“Attorney”), resident at

        I,                 , hereby authorizes Attorney to act, on my behalf, to exercise the following rights and powers enjoyed by me as the shareholder of Shanghai Jupai Investment Consulting Co., Ltd. (the “Company”) :

1.      To act as my agent, propose for or present the shareholder meeting of the Company in accordance with the valid Articles of Association of the Company.

2.      To represent me to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

3.      To represent me to exercise the voting rights for the shareholder under the valid Articles of Association thereof (including any other shareholders’ voting right under the Articles of Association as it may be amended from time to time);

4.      To represent me to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that my equity interest is transferred according to Call Option Agreement.

I hereby irrevocably confirms that unless an instruction is given by Shanghai Juxiang Investment Management Consulting Co., Ltd. (“WFOE”) to me to change the Attorney, this Power of Attorney shall be valid until Amended and Restated Voting Rights Proxy Agreement among WFOE, the Company and its shareholders is expired or terminated.

Hereby authorized

Name:

By:	/s/ Zhang Yichi
Execution Date: 2014

Power of Attorney

        This power of attorney (this “Power of Attorney”) is executed on                 , by                       , resident at                       with ID number of                  and deliver to                 attorney in fact (“Attorney”), resident at

        I,                 , hereby authorizes Attorney to act, on my behalf, to exercise the following rights and powers enjoyed by me as the shareholder of Shanghai Jupai Investment Consulting Co., Ltd. (the “Company”) :

1.      To act as my agent, propose for or present the shareholder meeting of the Company in accordance with the valid Articles of Association of the Company.

2.      To represent me to exercise the voting rights on the decision matter at the shareholder meeting, which is including but not limited to: designating and electing the director, general manager or other senior officers who shall be appointed or removed by the Shareholders; to dispose of the assets of the company and to form the liquidation committee on behalf of the Shareholder to exercise power during the liquidation period upon the dissolution or liquidation, to the extent permitted by applicable laws;

3.      To represent me to exercise the voting rights for the shareholder under the valid Articles of Association thereof (including any other shareholders’ voting right under the Articles of Association as it may be amended from time to time);

4.      To represent me to execute the equity transfer agreement or other related document and complete the necessary governmental approvals, registrations or filings in case that my equity interest is transferred according to Call Option Agreement.

I hereby irrevocably confirms that unless an instruction is given by Shanghai Juxiang Investment Management Consulting Co., Ltd. (“WFOE”) to me to change the Attorney, this Power of Attorney shall be valid until Amended and Restated Voting Rights Proxy Agreement among WFOE, the Company and its shareholders is expired or terminated.

Hereby authorized

Name:

By:	/s/ Shen Yacheng
Execution Date: 2014